SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 24, 2005

                                  AVITAR, INC.
               (Exact Name of Registrant as Specified in Charter)


                   Delaware                   1-15695          06-1174053
       (State or other jurisdiction        (Commission        (IRS Employer
          of incorporation)                 File Number)     Identification No.)

             65 Dan Road, Canton, Massachusetts              02021
       (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code:       (781) 821-2440

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing. As previously reported, on August 10, 2005, Avitar, Inc. ("Avitar" or the "Company") received notice from the Staff of the American Stock Exchange ("AMEX" or the "Exchange") indicating that the Staff determined to proceed with the filing of an application with the Securities and Exchange Commission to strike the common stock of Avitar from listing and registration on the Exchange. This determination by the Staff was based upon the failure of the Company to achieve compliance with the continued listing standards of AMEX.

On August 23, 2005, the Company received further notice from the Staff of AMEX indicating that the common stock of Avitar will be delisted from the Exchange effective on Monday, August 29, 2005. Accordingly, the last trading day on AMEX for Avitar common stock is Friday, August 26, 2005. The Company issued a Press Release announcing this information and it is attached to this Report as an Exhibit.

As indicated in the Staff notice, the Company failed to achieve compliance with several continued listing standards of AMEX as set forth in the AMEX Company Guide, specifically, having a deficit of shareholders' equity and losses from continuing operations and/or net losses in its five most recent fiscal years resulting in non-compliance with Sections 1003(a)(i-iii); losses that were so substantial in relation to its overall operations or its existing financial resources resulting in the opinion of the Exchange to be in non-compliance with
Section 1003(a)(iv); and finally its low selling price per share resulting in non-compliance with Section 1003(f)(v).


Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits
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    Exhibit            Description                               Location
    ------------------ ---------------------------------------------------------


    Exhibit 99.1    Press Release issued on August 25, 2005.  Provided herewith


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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date:    August 25, 2005                AVITAR, INC.
                                           By:      /s/ Jay Leatherman
                                           Name:  Jay Leatherman
                                           Title:   Chief Financial Officer